SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 23, 2000
                          -----------------------------

                        (Date of earliest event reported)

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                          FIRST AVIATION SERVICES INC.
                          ----------------------------

             (Exact Name of Registrant as Specified in its Charter)





              Delaware                             0-21995                           06-1419064
              --------                             -------                           ----------
      (State of Incorporation)              (Commission File No.)       (IRS Employer Identification Number)




                          15 Riverside Avenue
                          Westport, Connecticut                                    06880-4214
                  ---------------------------------------                       -----------------
                  (Address of Principal Executive Office)                          (Zip Code)



                                 (203) 291-3300
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.   Announcement of E-Commerce Strategic Alliances
          ----------------------------------------------

          On June 22, 2000 First Aviation Services Inc. (the "Company") announced the signing of a memorandum of understanding to form an e-commerce alliance between AeroV and ARINC. In addition, AeroV announced its collaboration with FEDEX Express to serve as its transportation service. A copy of the press release, Exhibit 99.2, is attached and incorporated by reference.

          (c) Exhibits
              --------

              99.2 Press release dated June 22, 2000 announcing the alliance of the Company's wholly owned subsidiary, AeroV with ARINC and FEDEX.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FIRST AVIATION SERVICES INC.



Date:    June 23, 2000              By:     /s/ John A. Marsalisi
                                            ---------------------

                                            Name:  John A. Marsalisi
                                            Title: Secretary, Vice President &
                                                   Chief Financial Officer
                                                   (Principal Finance and
                                                    Accounting Officer)